                                                                    Exhibit 99.3

                           THE PRINCETON REVIEW, INC.
                    PRO FORMA COMBINED FINANCIAL INFORMATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

        On October 1, 2001, The Princeton Review, Inc. ("Princeton Review") completed its purchase of substantially all of the operating assets of Embark.com, Inc. ("Embark"), a developer of online products and services for the college admissions market.

        The purchase price paid at closing for the Embark assets consisted of 875,000 newly issued shares of Princeton Review's common stock, approximately $3.4 million in assumed indebtedness and approximately $2.1 million in other assumed liabilities of Embark, consisting primarily of deferred revenue relating to customer contracts assumed by Princeton Review, net of acquired receivables of approximately $1.0 million. Embark may also receive additional cash payments and up to an additional 125,000 shares of Princeton Review's common stock based on the future revenue performance of the acquired business. In connection with the transaction, Princeton Review also made a $1.8 million loan to Embark from working capital, which loan is secured by 300,000 of the shares of Princeton Review's common stock that Embark received as consideration for the acquisition.

        For accounting purposes, the acquisition of Embark will be accounted for as a purchase by Princeton Review.

        The accompanying unaudited pro forma balance sheet data includes:

        -       summary historical balance sheet data of Princeton Review;

        -       summary historical balance sheet data of Embark;

        - pro forma adjustments made to the historical balance sheet data presented; and

        - Princeton Review's summary unaudited pro forma combined balance sheet data giving effect to Princeton Review's acquisition of Embark as if it had been completed on June 30, 2001.

        The accompanying unaudited pro forma statement of operations data includes:

        -       summary historical statement of operations data of Princeton
                Review;

        - summary historical combined statement of operations data of Princeton Review of Boston, Inc. and Princeton Review of New Jersey, Inc., the assets of which were acquired by Princeton Review on March 2, 2001;

        -       summary historical statement of operations data of Embark;

        - pro forma adjustments made to the historical statement of operations data presented; and

        - Princeton Review's summary unaudited pro forma combined statement of operations data giving effect to Princeton Review's acquisitions of Princeton Review of Boston, Princeton Review of New Jersey and Embark as if they had been completed at the beginning of each of the periods presented.

        While certain adjustments have been made to the accompanying summary unaudited pro forma combined financial data to reflect the reductions in the number of Embark employees implemented by Princeton Review in connection with the acquisition of Embark and to eliminate the rent expense for an office lease not assumed by Princeton Review in the transaction, these adjustments do not represent the full extent of the reductions in the level of Embark's pre-acquisition operating expenses implemented or to be implemented by Princeton Review in connection with its acquisition of Embark.

        The accompanying summary unaudited pro forma combined financial data is not necessarily indicative of the operating results or the financial condition that would have been achieved if Princeton Review had completed the acquisitions of Princeton Review of Boston, Princeton Review of New Jersey and Embark as of the dates indicated above and should not be construed as representative of Princeton Review's future operating results or financial condition.

        The summary historical and unaudited pro forma combined financial data should be read in conjunction with the financial statements and related notes included elsewhere in this Form 8-K/A, in Princeton Review's Registration Statement on Form S-1 (File No. 333-43874) and in Princeton Review's form 10-Q for the period ended June 30, 2001.

                   THE PRINCETON REVIEW, INC AND SUBSIDIARIES
                        PRO FORMA COMBINED BALANCE SHEET
                                   (UNAUDITED)

                                                                                   As of June 30, 2001
                                                        ---------------------------------------------------------------------------

                                                                   Princeton
                                                                   ---------                                 Pro forma
                                                                    Review              Embark              Adjustments
                                                                    ------              ------              -----------

                     ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                           $28,053              $2,097              ($2,097) (a)
                                                                                                                (114) (b)
                                                                                                              (1,800) (c)

Accounts receivable - net                                             7,540                 727

Other receivables                                                       505                                    1,800  (c)
Prepaid expenses                                                        931
Securities, available for sale                                        1,455
Other assets                                                          1,787                 428                 (428) (a)
                                                        -------------------------------------------------------------
Total current assets                                                $40,271              $3,252              ($2,639)

Furniture, fixtures, equipment and
 software development, net                                            8,332                 829                2,100  (d)
Franchise costs-net                                                     314
Territorial marketing rights-net                                      1,537
Publishing rights-net                                                 1,333
Deferred income taxes                                                15,097
Investment in affiliates                                                442
Goodwill                                                             29,449                                    5,527  (e)


Other assets                                                          4,949                 388                 (388) (a)
                                                                                                               3,000  (f)

                                                        -------------------------------------------------------------
Total assets                                                       $101,724              $4,469               $7,600
                                                        =============================================================

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable                                                     $1,345              $1,204              ($1,204) (a)


Accrued expenses                                                      5,366                 866                 (866) (a)
                                                                                                                 857  (g)
                                                                                                                 750  (h)


Current maturities of long-term debt                                    455               2,106               (2,106) (i)
                                                                                                               1,700  (j)

Deferred income                                                       9,093               2,191                 (411) (k)
Book advances                                                         1,267

                                                        -------------------------------------------------------------
Total current liabilities                                           $17,526              $6,367              ($1,280)

Long-term debt                                                        5,612               1,807               (1,807) (i)
                                                                                                               1,700  (j)

Deferred revenue, long term                                                                 378                 (311) (k)

Preferred stock                                                                           8,238               (8,238) (l)

          STOCKHOLDERS' EQUITY (DEFICIT)
Common stock-$.01 par value; 100,000,000
 shares authorized and 26,292,832
issued and outstanding at June 30,
2001 actual; 27,167,832 issued and
outsatnding at June 30, 2001 proforma                                   263                   2                   (2) (l)
                                                                                                                   9  (m)


Additional paid-in capital                                          107,792              56,497              (56,497) (l)
                                                                                                               5,206  (m)


Accumulated deficit                                                 (30,439)            (68,738)              68,738  (l)

Accumulated other comprehensive income                                1,049
Deferred compensation                                                   (79)                (82)                  82  (l)
                                                        -------------------------------------------------------------
Total stockholders equity (deficit)                                  78,586             (12,321)              17,536

                                                        -------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)               $101,724              $4,469               $7,600
                                                        =============================================================

                                                            As of June 30, 2001
                                                        --------------------------



                                                                   Pro forma
                                                                   ---------

                     ASSETS
CURRENT ASSETS:
Cash and cash equivalents                                            $26,139



Accounts receivable - net                                              8,267

Other receivables                                                      2,305
Prepaid expenses                                                         931
Securities, available for sale                                         1,455
Other assets                                                           1,787
                                                          -------------------
Total current assets                                                 $40,884

Furniture, fixtures, equipment and
 software development, net                                            11,261
Franchise costs-net                                                      314
Territorial marketing rights-net                                       1,537
Publishing rights-net                                                  1,333
Deferred income taxes                                                 15,097
Investment in affiliates                                                 442
Goodwill                                                              34,976


Other assets                                                           7,949


                                                          -------------------
Total assets                                                        $113,793
                                                          ===================

      LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES:
Accounts payable                                                      $1,345


Accrued expenses                                                       6,973




Current maturities of long-term debt                                   2,155


Deferred income                                                       10,873
Book advances                                                          1,267

                                                          -------------------
Total current liabilities                                            $22,613

Long-term debt                                                         7,312


Deferred revenue, long term                                               67

Preferred stock

          STOCKHOLDERS' EQUITY (DEFICIT)
Common stock-$.01 par value; 100,000,000
 shares authorized and 26,292,832
issued and outstanding at June 30,
2001 actual; 27,167,832 issued and
outsatnding at June 30, 2001 proforma                                    272



Additional paid-in capital                                           112,998



Accumulated deficit                                                  (30,439)

Accumulated other comprehensive income                                 1,049
Deferred compensation                                                    (79)
                                                          -------------------
Total stockholders equity (deficit)                                   83,801

                                                          -------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                $113,793
                                                          ===================




See accompanying notes to Pro Forma Combined Financial Information.

                  THE PRINCETON REVIEW, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                                                Year Ended December 31, 2000
                                                       ---------------------------------------------------------------------------
                                                                               Combined Princeton
                                                                               ------------------
                                                                               Review of Boston
                                                                               ----------------
                                                                                and Princeton
                                                                                -------------
                                                             Princeton           Review of New     Pro forma
                                                             ---------           -------------     ---------
                                                               Review                Jersey        Adjustments           Embark
                                                               ------                ------        -----------           ------
                                                                                                  (unaudited)
                                                                                                  -----------
REVENUE
-------
     Test Preparation Services                                $34,048                $11,603        ($1,530)   (n)
     Admissions Services                                        4,480                                                   $7,093
     K-12 Services                                              5,351
                                                       ------------------------------------------------------        -------------
          TOTAL REVENUE                                        43,879                 11,603         (1,530)             7,093
                                                       ------------------------------------------------------        -------------

COST OF REVENUE
---------------
     Test Preparation Services                                 11,532                  5,133         (1,530)   (n)
     Admissions Services                                          965                                                    4,574
     K-12 Services                                                967
                                                       ------------------------------------------------------        -------------
          TOTAL COST OF REVENUE                                13,464                  5,133         (1,530)             4,574
                                                       ------------------------------------------------------        -------------

          Gross Profit                                         30,415                  6,470                             2,519

OPERATING EXPENSES
------------------
     SELLING, GENERAL AND ADMINISTRATIVE                       55,634                  4,824         (1,196)   (o)      27,169
                                                                                                      1,008    (p)


                                                       ------------------------------------------------------        -------------
          TOTAL OPERATING EXPENSES                             55,634                  4,824           (188)            27,169
                                                       ------------------------------------------------------        -------------

     OPERATING INCOME (LOSS)                                  (25,219)                 1,646            188            (24,650)

     GAIN ON SALE OF SECURITIES AND OTHER ASSETS                7,597                      9
     INTEREST EXPENSE                                            (237)                               (2,621)   (q)        (572)
     OTHER INCOME                                                 626                    153                               589


     INCOME (LOSS) BEFORE MINORITY
      INTEREST, EQUITY INTEREST
      IN OPERATIONS OF AFFILIATES
      AND (PROVISION) BENEFIT FOR                      ------------------------------------------------------        -------------
      INCOME TAXES                                            (17,233)                 1,808         (2,433)           (24,633)


     MINORITY INTERESTS' SHARE
      OF INCOME IN SUBSIDIARIES                                   (50)
     EQUITY INTEREST IN OPERATIONS
      OF AFFILIATES                                              (881)


     INCOME (LOSS) BEFORE (PROVISION) BENEFIT          ------------------------------------------------------        -------------
       FOR INCOME TAXES                                       (18,164)                 1,808         (2,433)           (24,633)


     (PROVISION) BENEFIT FOR INCOME TAXES                       9,992                    (23)

                                                       ------------------------------------------------------        -------------
     NET INCOME (LOSS)                                         (8,172)                 1,785         (2,433)           (24,633)
                                                       ------------------------------------------------------        -------------

     ACCRETED DIVIDENDS ON SERIES A
       REDEEMABLE PREFERRED STOCK                              (3,504)
     ACCRETED DIVIDENDS ON CLASS B
       NON-VOTING COMMON STOCK                                 (3,409)

                                                       ------------------------------------------------------        -------------
     NET INCOME (LOSS) ATTRIBUTED TO
       COMMON STOCKHOLDERS                                   ($15,085)                $1,785        ($2,433)          ($24,633)
                                                       ======================================================        =============

                                                       ---------------
     NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED           ($1.07)
                                                       ===============
     WEIGHTED AVERAGE BASIC AND DILUTED SHARES USED IN         14,075
       COMPUTING NET INCOME (LOSS) PER SHARE

                                                                 Year Ended December 31, 2000
                                                       -----------------------------------------------






                                                         Pro forma
                                                         ---------
                                                         Adjustments            Pro forma
                                                         -----------            ---------
                                                        (unaudited)           (unaudited)
                                                        -----------           -----------
REVENUE
-------
     Test Preparation Services                                                  $44,121
     Admissions Services                                                         11,573
     K-12 Services                                                                5,351
                                                       -----------          ------------
          TOTAL REVENUE                                                          61,045
                                                       -----------          ------------

COST OF REVENUE
---------------
     Test Preparation Services                                                   15,135
     Admissions Services                                   (4,128)  (r)           1,411
     K-12 Services                                                                  967
                                                       -----------          ------------
          TOTAL COST OF REVENUE                            (4,128)               17,513
                                                       -----------          ------------

          Gross Profit                                      4,128                43,532

OPERATING EXPENSES
------------------
     SELLING, GENERAL AND ADMINISTRATIVE                    4,128   (r)          82,116
                                                           (9,481)  (s)
                                                             (660)  (t)
                                                              690   (u)
                                                       -----------          ------------
          TOTAL OPERATING EXPENSES                         (5,323)               82,116
                                                       -----------          ------------

     OPERATING INCOME (LOSS)                                9,451               (38,584)

     GAIN ON SALE OF SECURITIES AND OTHER ASSETS                                  7,606
     INTEREST EXPENSE                                         360   (v)          (3,070)
     OTHER INCOME                                             162   (w)           1,530


     INCOME (LOSS) BEFORE MINORITY
      INTEREST, EQUITY INTEREST
      IN OPERATIONS OF AFFILIATES
      AND (PROVISION) BENEFIT FOR                      -----------          ------------
      INCOME TAXES                                          9,973               (32,518)


     MINORITY INTERESTS' SHARE
      OF INCOME IN SUBSIDIARIES                                                     (50)
     EQUITY INTEREST IN OPERATIONS
      OF AFFILIATES                                                                (881)

     INCOME (LOSS) BEFORE (PROVISION) BENEFIT          -----------          ------------
       FOR INCOME TAXES                                     9,973               (33,449)


     (PROVISION) BENEFIT FOR INCOME TAXES                                         9,969

                                                       -----------          ------------
     NET INCOME (LOSS)                                      9,973               (23,480)
                                                       -----------          ------------

     ACCRETED DIVIDENDS ON SERIES A
       REDEEMABLE PREFERRED STOCK                                                (3,504)
     ACCRETED DIVIDENDS ON CLASS B
       NON-VOTING COMMON STOCK                                                   (3,409)

                                                       -----------          ------------
     NET INCOME (LOSS) ATTRIBUTED TO
       COMMON STOCKHOLDERS                                 $9,973              ($30,393)
                                                       ===========          ============

                                                                            ------------
     NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED                             ($2.03)
                                                                            ============
     WEIGHTED AVERAGE BASIC AND DILUTED SHARES USED IN        875  (x)           14,950
       COMPUTING NET INCOME (LOSS) PER SHARE





     See accompanying notes to Pro Forma Combined Financial Information.

                   THE PRINCETON REVIEW, INC. AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS

                                                                                    Six Months Ended June 30, 2001
                                                              ---------------------------------------------------------------------
                                                                                                       (unaudited)
                                                                             Combined Princeton
                                                                             ------------------
                                                                              Review of Boston
                                                                              ----------------
                                                                               and Princeton
                                                                               -------------
                                                                Princeton      Review of New          Pro forma
                                                                ---------      -------------          ---------
                                                                Review (y)        Jersey (z)          Adjustments     Embark (aa)
                                                                ----------        ----------          -----------     -----------
REVENUE
-------
     Test Preparation Services                                       $22,624       $2,134              ($58)  (bb)
     Admissions Services                                               3,267                                               $3,882
     K-12 Services                                                     2,672
                                                              -----------------------------------------------        --------------
                     TOTAL REVENUE                                    28,563        2,134               (58)                3,882
                                                              -----------------------------------------------        --------------

COST OF REVENUE
---------------
     Test Preparation Services                                         7,579          403               (58)  (bb)
     Admissions Services                                                 967                                                1,925
     K-12 Services                                                       970
                                                              -----------------------------------------------        --------------
                     TOTAL COST OF REVENUE                             9,516          403               (58)                1,925
                                                              -----------------------------------------------        --------------

                     Gross Profit                                     19,047        1,731                                   1,957

OPERATING EXPENSES
------------------
     Selling, general and administrative                              26,552        1,110              (107)  (cc)          8,406
                                                                                                        167   (dd)


                                                              -----------------------------------------------        --------------
                     TOTAL OPERATING EXPENSES                         26,552        1,110                60                 8,406
                                                              -----------------------------------------------        --------------

     OPERATING INCOME (LOSS) FROM CONTINUING
       OPERATIONS                                                     (7,505)         621               (60)               (6,449)


     INTEREST EXPENSE                                                 (1,658)                          (270)  (ee)           (551)
     OTHER INCOME                                                        144           54                                      35

     INCOME (LOSS) BEFORE  EQUITY INTEREST IN                 -----------------------------------------------        --------------
        AFFILIATES AND PROVISION FOR INCOME TAXES                     (9,019)         675              (330)               (6,965)

     EQUITY INTEREST IN OPERATIONS OF AFFILIATES                          23

     INCOME (LOSS) BEFORE (PROVISION) BENEFIT FOR             -----------------------------------------------        --------------
       INCOME TAXES AND EXTRAORDINARY ITEM                            (8,996)         675              (330)               (6,965)

     (PROVISION) BENEFIT FOR INCOME TAXES                              3,528            0

                                                              -----------------------------------------------        --------------
     INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                          (5,468)         675              (330)               (6,965)

     EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT
       OF DEBT, NET OF TAX                                            (1,825)

                                                              -----------------------------------------------        --------------
     NET INCOME (LOSS)                                                (7,293)         675              (330)               (6,965)

     ACCRETED DIVIDENDS ON SERIES A REDEEMABLE
        PREFERRED STOCK                                               (2,309)
     ACCRETED DIVIDENDS ON CLASS B NON-VOTING
        COMMON STOCK                                                  (1,955)

                                                              -----------------------------------------------        --------------
     NET INCOME (LOSS) ATTRIBUTED TO COMMON STOCKHOLDERS            ($11,557)        $675             ($330)              ($6,965)
                                                              ===============================================        ==============


                                                              ---------------
     NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED                  ($0.72)
                                                              ===============

     WEIGHTED AVERAGE BASIC AND DILUTED SHARES USED IN                16,034
     COMPUTING NET INCOME (LOSS) PER SHARE


                                        Six Months Ended June 30, 2001
                                  ---------------------------------------------        ------------------







                                                                  Pro forma
                                                                  ---------
                                                                 Adjustments               Pro forma
                                                                 -----------               ---------
REVENUE
-------
     Test Preparation Services                                                                  $24,700
     Admissions Services                                                                          7,149
     K-12 Services                                                                                2,672
                                                              ---------------        -------------------
                     TOTAL REVENUE                                                               34,521
                                                              ---------------        -------------------

COST OF REVENUE
---------------
     Test Preparation Services                                                                    7,924
     Admissions Services                                              (1,688) (ff)                1,204
     K-12 Services                                                                                  970
                                                              ---------------        -------------------
                     TOTAL COST OF REVENUE                            (1,688)                    10,098
                                                              ---------------        -------------------

                     Gross Profit                                      1,688                     24,423

OPERATING EXPENSES
------------------
     Selling, general and administrative                               1,688  (ff)               34,112
                                                                      (3,719) (gg)
                                                                        (330) (hh)
                                                                         345  (ii)
                                                              ---------------        -------------------
                     TOTAL OPERATING EXPENSES                         (2,016)                    34,112
                                                              ---------------        -------------------

     OPERATING INCOME (LOSS) FROM CONTINUING
       OPERATIONS                                                      3,704                     (9,689)

     INTEREST EXPENSE                                                    445  (jj)               (2,034)
     OTHER INCOME                                                         81  (kk)                  314

     INCOME (LOSS) BEFORE  EQUITY INTEREST IN                 ---------------        -------------------
        AFFILIATES AND PROVISION FOR INCOME TAXES                      4,230                    (11,409)

     EQUITY INTEREST IN OPERATIONS OF AFFILIATES                                                     23

     INCOME (LOSS) BEFORE (PROVISION) BENEFIT FOR             ---------------        -------------------
       INCOME TAXES AND EXTRAORDINARY ITEM                             4,230                    (11,386)

     (PROVISION) BENEFIT FOR INCOME TAXES                                                         3,528

                                                              ---------------        -------------------
     INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                           4,230                     (7,858)

     EXTRAORDINARY ITEM - EARLY EXTINGUISHMENT
       OF DEBT, NET OF TAX                                                                       (1,825)

                                                              ---------------        -------------------
     NET INCOME (LOSS)                                                 4,230                     (9,683)

     ACCRETED DIVIDENDS ON SERIES A REDEEMABLE
        PREFERRED STOCK                                                                          (2,309)
     ACCRETED DIVIDENDS ON CLASS B NON-VOTING
        COMMON STOCK                                                                             (1,955)

                                                              ---------------        -------------------
     NET INCOME (LOSS) ATTRIBUTED TO COMMON STOCKHOLDERS              $4,230                   ($13,947)
                                                              ===============        ===================


                                                                                     -------------------
     NET INCOME (LOSS) PER SHARE - BASIC AND DILUTED                                             ($0.82)
                                                                                     ===================

     WEIGHTED AVERAGE BASIC AND DILUTED SHARES USED IN                   875  (ll)               16,909
     COMPUTING NET INCOME (LOSS) PER SHARE





     See accompanying notes to Pro Forma Combined Financial Information.

                NOTES TO PRO FORMA COMBINED FINANCIAL INFORMATION

(a) Represents the elimination of assets not acquired and liabilities not assumed as part of the transaction.

(b)     Represents cash paid to Embark at closing.

(c) Represents a loan to Embark made at closing pursuant to the terms of the purchase agreement.

(d) Represents the value of the acquired software development assets, based on an independent third party valuation.

(e) Represents estimated goodwill, based on the excess of the purchase price over the fair value of the net assets acquired. In accordance with the provisions of Financial Accounting Standards Board Statement No. 142, "Goodwill and Other Intangible Assets" which was issued in June 2001, the goodwill is not required to be amortized but rather will be reviewed for impairment when Princeton Review adopts Statement 142.

(f) Represents the value assigned to Embark's customer list and trademark, based on an independent third party valuation.

(g) Represents the liability to academic institutions for application fees collected on their behalf, which were assumed by Princeton Review.

(h) Represents the accrual of professional fees and other expenses associated with the transaction.

(i) Represents the elimination of debt not assumed in the transaction. A new loan in the amount of $3.4 million was entered into by Princeton Review directly with Embark's lender.

(j) Represents a $3.4 million loan entered into in connection with the transaction (see note (i)).

(k) Represents the elimination of the deferred revenue related to setup fees which were not assumed as part of the transaction.

(l) Represents the elimination of preferred stock and equity accounts of Embark.

(m) Represents the issuance of 875,000 shares of common stock of Princeton Review to Embark, valued at $5.96 per share

(n) Represents the elimination of royalty payments and payments for course and marketing materials and other products received by Princeton Review from Princeton Review of Boston and Princeton Review of New Jersey.

(o) Represents the elimination of approximately $1,196,000 in salaries of the principals of the Princeton Review of Boston and Princeton Review of New Jersey who are no longer employed by the Princeton Review to operate these acquired businesses.

(p) Represents amortization of goodwill, over a 15-year period, of approximately $858,000 and the amortization of a covenant not to compete, over a four-year period, of approximately $150,000 arising from the transaction.

(q) Represents interest expense related to the borrowing incurred to finance the acquisition of Princeton Review of Boston and Princeton Review of New Jersey consisting of $10,175,000 borrowed under a $25 million line of credit and subordinated promissory notes to the sellers for approximately $3.6 million issued in connection with the acquisition of the assets of Princeton Review of Boston and Princeton Review of New Jersey, of which approximately $3.1 million is convertible into common stock of Princeton Review. These subordinated notes bear interest at the rate of 8.25% per year. Interest on borrowings under the line of credit, which has since been terminated, was 13% per year. This adjustment assumes that the convertible note is not converted into common stock during the period presented. In addition, interest expense includes approximately $1.0 million which represents amortization of the cost of 250,000 warrants issued in conjunction with the establishment of the $25 million line of credit. These warrants were recorded at a total cost of approximately $3.0 million based on a Black-Scholes valuation method and are being amortized over the three-year life of the loan.

(r) Represents the reclassification from cost of revenue of certain expenses which Princeton Review classifies as operating expenses.

(s) Represents the elimination of the salary, payroll tax and health insurance expense for all Embark employees except those expenses related to employees retained by Princeton Review.

(t) Represents the elimination of the rent expense for office facilities for which the lease was not assumed as part of the transaction.

(u) Represents one year of amortization of software development, over a 5-year period, of approximately $420,000 and one year of the amortization of the acquired customer list, over a 10-year period, of approximately $270,000 arising from the transaction.

(v) Represents an adjustment to interest expense to eliminate all interest except for approximately $212,000 which represents approximately one-year's interest calculated based on the terms of the $3.4 million of indebtedness entered into by Princeton Review in connection with the transaction, which bears interest at the rate of 6.25% per year.

(w) Represents one year of interest income on a $1.8 million loan to Embark at a rate of 9% per year.

(x) Represents the issuance of 875,000 shares of common stock to Embark, valued at $5.96 per share.

(y) Includes the operations of the businesses of Princeton Review of Boston and Princeton Review of New Jersey from March 2, 2001, the date of Princeton Review's acquisition of these businesses, through June 30, 2001.

(z) Represents the operations of these businesses from January 1, 2001 through March 1, 2001.

(aa) Represents the operations of this business from January 1, 2001 through June 30, 2001.

(bb) Represents the elimination of royalty payments and payments for course and marketing materials and other products received by Princeton Review from Princeton Review of Boston and Princeton Review of New Jersey.

(cc) Represents the elimination of approximately $107,000 in salaries of the principals of Princeton Review of Boston and Princeton Review of New Jersey who are no longer employed by Princeton Review to operate these acquired businesses.

(dd) Represents two months of amortization of goodwill, over a 15-year period, of approximately $142,000 and two months of the amortization of a covenant not to compete, over a four-year period, of approximately $25,000 arising from the transaction.

(ee) Represents two months of interest expense related to the borrowing incurred to finance the acquisition of the assets of Princeton Review of Boston and Princeton Review of New Jersey. This adjustment assumes that the convertible note issued to the sellers is not converted into common stock during the period presented (see note (q)).

(ff) Represents the reclassification from cost of revenue of certain expenses which Princeton Review classifies as operating expenses.

(gg) Represents the elimination of the salary, payroll tax and health insurance expense for all Embark employees except those expenses related to employees retained by Princeton Review.

(hh) Represents the elimination of the rent expense for office facilities for which the lease was not assumed as part of the transaction.

(ii) Represents six months of amortization of software development, over a 5-year period, of approximately $210,000 and six months of the amortization of the acquired customer list, over a 10-year period, of approximately $135,000 arising from the transaction.

(jj) Represents an adjustment to interest expense to eliminate all interest except for approximately $106,000 which represents approximately six months' interest calculated based on the terms of the $3.4 million of indebtedness entered into by Princeton Review in connection with the transaction, which bears interest at the rate of 6.25% per year.

(kk) Represents six months of interest income on a $1.8 million loan to Embark at a rate of 9% per year.

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(ll)    Represents the issuance of 875,000 shares of common stock to Embark, valued at $5.96 per share.

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